UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

CEREVEL THERAPEUTICS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39311	85-3911080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Jacobs Street Suite 200
Cambridge, Massachusetts		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 304-2048

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CERE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 11, 2023, Cerevel Therapeutics Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, as representative of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the public offering by the Company of 19,728,189 shares (or 22,687,417 shares if the Underwriters exercise in full their option to purchase additional shares) of its common stock at a public offering price of $22.81 per share (the “Offering”). The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-268235) and the related prospectus supplement filed with the Securities and Exchange Commission.

The Offering is expected to close on or about October 16, 2023, subject to the satisfaction of customary closing conditions. The Company currently intends to use the net proceeds from the Offering, together with its existing cash, cash equivalents and marketable securities, to support the Company’s ongoing and planned clinical trials and other research and development activities, and for working capital and other general corporate purposes, including to extend the Company’s cash runway into 2026.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

On October 11, 2023, the Company issued a press release relating to the commencement of the Offering. On October 11, 2023, the Company issued a press release relating to the pricing of the Offering. Copies of the press releases relating to the Offering are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

This Current Report on Form 8-K, including the exhibits attached hereto, does not constitute an offer to sell or the solicitation of an offer to buy any Company securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the opinion of Latham & Watkins LLP regarding the validity of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding the consummation of the offering and the option exercise, the terms of the offering, our intentions with respect to the use of proceeds, and the satisfaction of customary closing conditions with respect to the offering. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from its expectations expressed or implied by the forward-looking statements, including without limitation: general business, financial and accounting risks; economic, political, regulatory and other risks involved with international operations; the Company’s vulnerability to natural disasters, global economic factors and other unexpected events, including health epidemics or pandemics like the COVID-19 pandemic, which has and may continue to adversely impact the Company’s business, and Russia’s invasion of Ukraine; and the other important factors discussed under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022 , its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2023 and its subsequent SEC filings. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 11, 2023, by and between Cerevel Therapeutics Holdings, Inc. and Goldman Sachs & Co. LLC, as representative of the underwriters.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

99.1	Press release relating to the Offering issued by Cerevel Therapeutics Holdings, Inc. on October 11, 2023.

99.2	Press release relating to the Offering issued by Cerevel Therapeutics Holdings, Inc. on October 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2023

CEREVEL THERAPEUTICS HOLDINGS, INC.

By:	/s/ Susan Altschuller
Susan Altschuller, Ph.D.
Chief Financial Officer